Exhibit 10.1
BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,000,000.00	06-30-2012	06-30-2013	260024914	4A / 54		EJD	/s/ EJD
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “ * * * “ has been omitted due to text length limitations

Borrower:	Premier Financial Bancorp, Inc. (TIN: 61-1206757) 2883 Fifth Avenue Huntington, WV 25702	Lender:	FIRST GUARANTY BANK Walker Banking Center 29815 Walker S Rd Walker, LA 70785 (226) 664-5549

THIS BUSINESS LOAN AGREEMENT dated June 30, 2012 is made and executed between PREMIER FINANCIAL BANCORP, INC. ("Borrower") and FIRST GUARANTY BANK ("Lender") on the following terms and conditions. Borrower has applied to Lender for a loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

ADVANCE AUTHORITY. The following person or persons are authorized to request advances and authorize payments under the revolving line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: ROBERT W. WALKER, President & CEO of PREMIER FINANCIAL BANCORP, INC.

APPLICATION FOR AND PURPOSE OF THE LOAN. Borrower has applied to Lender for a Loan in the aggregate principal amount of $2,000,000.00 for the following purpose: COMMERCIAL REVOLVING LINE OF CREDIT.

BORROWER'S NOTE. Lender has agreed to consider making Loan Advances to Borrower, from time to time, one or more times, on a revolving line of credit basis up to a maximum principal amount outstanding at any one or more times not to exceed $2,000,000.00, or such other amounts as to which Lender may agree. Borrower agrees to be bound and obligated under the terms and conditions of this Agreement and Lender's procedures and additional requirements for requesting Loan Advances, as well as any and all Security Agreements directly or indirectly securing repayment of the same.

LINE OF CREDIT. Borrower's Note shall be considered for all purposes as a "master note" and shall evidence any and all Loan Advances made by Lender to Borrower from time to time on a self-replenishing line of credit basis. Loan Advances under Borrower's Note may be requested orally or in writing. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums advanced by Lender under Borrower's Loan and Note in accordance with the instructions of any officer or other representative of Borrower or credited to Borrower's deposit account(s) with Lender. Borrower additionally agrees that the unpaid principal balance outstanding under Borrower's Loan and Note shall at all times be evidenced by endorsements on the Note, or alternatively, by Lender's internal records, including Lender's daily computer print-out. Borrower additionally agrees that Lender may, within its sole judgment, refuse to extend Loan Advances to Borrower whenever Lender determines or has reason to believe that any one or more of the following conditions exists or will occur: (a) the amount of the requested Loan Advance will result in Borrower exceeding its maximum line of credit; (b) Borrower is not complying or has not complied with Lender's procedures and additional requirements for requesting Loan Advances; (c) Borrower has failed to provide Lender with satisfactory documentation to support the requested Loan Advance; (d) Lender has reason to believe that Borrower is not presently complying, or has not complied with the terms and conditions of this Agreement, or has committed or is in the process of committing an Event of Default hereunder or under any Security Agreement directly or indirectly securing repayment of Borrower's Loan and Note; or (e) Lender deems itself to be insecure with regard to the repayment of Borrower's Loan and Note. Lender shall have no obligation or liability to Borrower or to any other person or persons arising out of or in any way accruing from Lender's reasonable refusal to extend Loan Advances to Borrower for any of the reasons stated above.

TERM. This Agreement shall be effective as of June 30, 2012, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Kentucky. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains its principal office at 2883 FIFTH AVENUE, HUNTINGTON, WV 25702. Unless Borrower has designated otherwise in writing, this is the principal office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Exhibit 10.1
BUSINESS LOAN AGREEMENT
(Continued)
Loan No. 260024914	Page 2

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower or Borrower's assets, before any court or by any governmental agency, other than those previously disclosed to Lender in writing, which, if adversely determined, may have a material adverse effect on Borrower's financial condition or business.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Tax Returns. As soon as available, but In no event later than ninety (90) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Fees, Charges and Expenses. In addition to all other agreed upon fees, charges, and expenses, pay the following: A Covenant Default Fee of $500.00 may be charged by Lender if Borrower fails to comply with the Financial Statements covenant within the time as stated in the Affirmative Covenants above.

Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: REFINANCE LOAN #260024914 SECONDARY LINE OF CREDIT.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrowers properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Exhibit 10.1
BUSINESS LOAN AGREEMENT
(Continued)
Loan No. 260024914	Page 3

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lenders interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender within thirty (30) days after the end of each fiscal year, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. Borrower recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, Encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral, including without limitation, the purchase of insurance protecting only Lender's interest in any Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Borrower's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Borrower's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to any Collateral, to Borrower, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

Exhibit 10.1
BUSINESS LOAN AGREEMENT
(Continued)
Loan No. 25962264	Page 4

DEPOSIT ACCOUNTS. As collateral security for repayment of Borrower's Note and all renewals and extensions, as well as to secure any and all other loans, notes, Indebtedness and obligations that Borrower may now and In the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys' fees.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

Default Under the Note. Should Borrower default in the payment of principal or interest under the Note or any of the Indebtedness.

Default Under this Agreement. Should Borrower violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

Default Under other Agreements. Should any default occur or exist under any Related Document which directly or indirectly secures repayment of the Loan and any of the Indebtedness.

Other Defaults in Favor of Lender. Borrower or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor occur or exist.

Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower or any Guarantor.

Assignment for Benefit of Creditors. Should Borrower or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership. Should a receiver of all or any part of Borrower's property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insecurity. Lender in good faith believes itself insecure with regard to repayment of the Loan.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.

Lender shall have the right at its sole option, to accelerate payment of Borrower's Note in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, as well as to accelerate the maturity of any and all other loans and/or obligations that Borrower may then owe to Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, and whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, of every nature and kind whatsoever, whether any such indebtedness may be barred under any statute of limitations or otherwise may be unenforceable or voidable for any reason whatsoever.

Lender shall have the additional right, again at its sole option, to file an appropriate collection action against Borrower and/or against any guarantor or guarantors of Borrower's Loan and Note, and/or to proceed or exercise any rights against any Collateral then securing repayment of Borrower's Loan and Note. Borrower and each guarantor further agree that Lender's remedies shall be cumulative in nature and nothing under this Agreement or otherwise, shall be construed as to limit or restrict the options and remedies available to Lender following any event of default under this Agreement or otherwise.

Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

OTHER TERMS AND CONDITIONS:

1.    FIRST GUARANTY BANK LOAN TO BOOK VALUE OF PREMIER BANK, INC. STOCK SHALL NOT TO EXCEED 60%.

2.    PREMIER BANK, INC. MAY NOT DIVIDEND EARNINGS TO PREMIER BANCORP IF LOAN TO BOOK VALUE EXCEEDS 60%.

3.    ANY SPECIFIC LANGUAGE LINED OUT AN INITIALED SHALL BE CONSIDERED AMENDED OR EXCLUDED FROM THIS CONTRACT.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Louisiana.

Exhibit 10.1
BUSINESS LOAN AGREEMENT
(Continued)
Loan No. 260024914	Page 5

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. To give Borrower any notice required under this Agreement, Lender may hand deliver or mail the notice to Borrower at Borrower's last address in Lender's records. If there is more than one Borrower under this Agreement, notice to a single Borrower shall be considered as notice to all Borrowers. To give Lender any notice under this Agreement, Borrower (or any Borrower) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower (or any Borrower) by written notice as provided in this section. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically staled to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.). Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means PREMIER FINANCIAL BANCORP, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, at seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used In their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, In principal, Interest, costs, expenses and attorneys' fees and all other fees and charges together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means FIRST GUARANTY BANK, its successors and assigns, and any subsequent holder or holders of Borrower's Loan and Note, or any interest therein.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note executed by PREMIER FINANCIAL BANCORP, INC. in the principal amount of $2,000,000.00 dated June 30, 2012, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Exhibit 10.1
BUSINESS LOAN AGREEMENT
(Continued)
Loan No. 25962264	Page 6

Security Agreement. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JUNE 30, 2012.

BORROWER:

PREMIER FINANCIAL BANCORP, INC.

By:  /s/ Robert W. Walker

     ROBERT W. WALKER, President & CEO of PREMIER FINANCIAL BANCORP, INC.

LENDER:

FIRST GUARANTY BANK

By:  /s/ Eric J. Dosch

     ERIC J. DOSCH, Loan Officer